UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

UNITED NATURAL FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21531	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:   (401) 528-8634

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On March 14, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of United Natural Foods, Inc. (the “Company”) granted Steven L. Spinner, the Company’s President and Chief Executive Officer a mix of 25,000 Performance Shares and 12,500 Performance Units (collectively, the “Performance Awards”) under the Company’s Amended and Restated 2004 Equity Incentive Plan. The Performance Awards will vest, and in the case of the Performance Units settle in actual shares of the Company’s common stock, based upon the Committee’s determination that the Company’s financial performance during the period beginning on January 30, 2011 and ending on July 30, 2011 (the “Performance Period”), exceeded certain financial targets approved by the Committee.

The actual number of Performance Awards in which Mr. Spinner will vest at the expiration of the Performance Period will be determined based on the Company’s performance relative to these financial targets by multiplying the number of Performance Awards by a performance percentage ranging from 0% to 200%.  The performance percentage will be determined by the Committee following the Performance Period in terms of the attained level of Company performance in relation to: (i) a measure of earnings before interest and taxes and (ii) a measure of the Company’s return on invested capital.  The Committee does not believe that these performance targets are easily attainable, and none of the Performance Awards granted to Mr. Spinner will vest unless the Company achieves the minimum required performance metrics for the Performance Period.

The foregoing summary of the material terms of the Performance Awards is qualified in its entirety by reference to (i) the Form of Performance Share Award Agreement filed herewith and (ii) the Form of Performance Unit Agreement previously filed as Exhibit 10.61 to the Company’s Quarterly Report on Form 10-Q for the quarter ended November 1, 2008, respectively, and in each case, incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit No.	Description

10.1	Form of Performance Share Agreement pursuant to United Natural Foods, Inc. Amended and Restated 2004 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

	By:	/s/ Joseph J. Traficanti
	Name:	Joseph J. Traficanti
	Title:	Senior Vice President, General Counsel
and Chief Compliance Officer

Date: March 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Share Agreement pursuant to United Natural Foods, Inc. Amended and Restated 2004 Equity Incentive Plan.